UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  January 29, 2009

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 29, 2009, Sport Chalet, Inc. (the "Company") and its wholly-owned subsidiary, Sport Chalet Value Services, LLC ("SCVS"), entered into a Second Amendment to Amended and Restated Loan and Security Agreement and Limited Forbearance Agreement (the "Second Amendment") dated as of January 29, 2009, with Bank of America, N.A. (the "Bank") as agent for the lenders under that certain Amended and Restated Loan and Security Agreement, as amended, dated as of June 20, 2008 (the “Loan Agreement”).

Under the Second Amendment, the Bank has agreed to extend the period during which it will forbear from exercising its rights in respect of certain defaults under the Loan Agreement from January 31, 2009 until the earlier to occur of any further default under the Loan Agreement or March 2, 2009.  Such events of defaults are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2009.

The foregoing summary is qualified in its entirety by reference to the copy of the Second Amendment which is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2009, the Company entered into the Second Amendment described in Item 1.01 above, which description is incorporated in this Item 2.03 by this reference.

Item 7.01	Regulation FD Disclosure.

On February 2, 2009, the Company issued a press release announcing that its Board of Directors is engaged in an evaluation of its strategic alternatives.  A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1
Second Amendment to Amended and Restated Loan and Security Agreement and Limited Forbearance Agreement dated as of January 29, 2009, among Sport Chalet, Inc., Sport Chalet Value Services, LLC and Bank of America, N.A.

99.2	Press release dated February 2, 2009, entitled: "Sport Chalet Announces Review of Strategic Alternatives."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.
Date: February 3, 2009	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
Second Amendment to Amended and Restated Loan and Security Agreement and Limited Forbearance Agreement dated as of January 29, 2009, among Sport Chalet, Inc., Sport Chalet Value Services, LLC and Bank of America, N.A.

99.2	Press release dated February 2, 2009, entitled: "Sport Chalet Announces Review of Strategic Alternatives."